UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 15, 2007
                        (Date of earliest event reported)


                                 vFINANCE, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    1-11454                58-1974423
(State or Other Jurisdiction  (Commission File No.) Employer Identification No.)
    of Incorporation)

                            3010 North Military Trail
                                    Suite 300
                            Boca Raton, Florida 33431
                    (Address of Principal Executive Offices)

                                 (561) 981-1000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item  2.02        Results of Operations and Financial Condition.

On August 15, 2007, vFinance, Inc. issued a press release announcing its results of operations for the second quarter ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this report. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01         Financial Statements And Exhibits.

(c) Exhibits.

         99.1     Press release issued by vFinance, Inc. on August 15, 2007.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               vFINANCE, INC.



                                               By:
                                                  ----------------------------
                                                  Name:  Leonard J. Sokolow
                                                  Title: Chief Executive Officer



Date: August 15, 2007





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                                  Exhibit Index


Exhibit No.              Description
-------------------      -------------------------------------------------------

99.1                  Press release issued by vFinance, Inc. on August 15, 2007.